UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 16, 2003


                            THE PENN TRAFFIC COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-9930                   25-0716800
         --------                        ------                   ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
 of incorporation)                    File Number)           Identification No.)


                  1200 STATE FAIR BOULEVARD, SYRACUSE, NEW YORK
                  ---------------------------------------------
                    (Address of principal executive offices)


                                   13221-4737
                                   ----------
                                   (zip code)

                                 (315) 453-7284
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

                  On September 16, 2003, the Company entered into a Chairman Retention Agreement with James A. Demme. Pursuant to the Chairman Retention Agreement, Mr. Demme shall serve as the Chairman of the Company's Board of Directors and will, among other things, manage and direct the Company's merchandising, operational and other strategic decisions, assist as needed in formulating a plan or plans of reorganization, and have such other responsibilities as are typically performed by the Chairman of the Board of Directors. The Company believes that Mr. Demme's extensive experience in the supermarket business, including presiding over the successful reorganization and emergence from chapter 11 of Bruno's, Inc., will provide the Company with the necessary industry-specific leadership needed to accomplish a successful reorganization. A copy of the Chairman Retention Agreement is attached to this Form 8-K as exhibit 99.1.

FORWARD-LOOKING STATEMENTS

                  Certain statements included in this Current Report on Form 8-K, including without limitation, statements relating to the retention of James
A. Demme as the Chairman of the Board of Directors of the Company, which are not statements of historical fact are intended to be, and are hereby identified as, "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Without limiting the foregoing, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," and other similar expressions are intended to identify forward-looking statements. The Company cautions readers that forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. Such factors include, among other things, the Company's liquidity and other financial considerations; the ability of the Company to satisfy the financial and other covenants contained in its debt instruments; the ability of the Company to negotiate accommodations from its lenders; the success or failure in the Company's ability to continue to obtain customary terms from its suppliers, vendors and other third parties; and the outcome of pending or yet-to-be instituted legal proceedings. The Company cautions that the foregoing list of important factors is not exhaustive.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  The Chairman Retention Agreement is attached as Exhibit 99.1 to this report.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 18, 2003


                                   THE PENN TRAFFIC COMPANY



                                   By:  /s/ Steven Panagos
                                        ---------------------------------------
                                        Name:   Steven Panagos
                                        Title:  Interim Chief Executive Officer


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                                  EXHIBIT LIST

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1              Chairman Retention Agreement dated September 16,
                           2003.